UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): April 19, 2004

                                  FemOne, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                       000-49661             88-0490890
                     ------------           --------------
           (Commission File Number) (IRS Employer Identification No.)

                         5600 Avenida Encinas, Suite 130
                             Carlsbad, CA 92008, USA
                            Telephone: (760) 448-2498
                        (Address and telephone number of
               principal executive offices and place of business)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 19, 2004, the Company announced its earnings results for the year ended December 31, 2003, as reported in its Form 10KSB filed with the Commission on April 14, 2004.

A copy of the press release issued April 19, 2004, is attached to this Form 8-K as Exhibit 99.1.



                                   SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FemOne, Inc.
/s/ Ray W. Grimm, Jr.
Ray W. Grimm, Jr., Chief Executive Officer
Dated:   April 19, 2004

EXHIBIT 99.1
PRESS RELEASE


For Immediate Release



FemOne announces 2003 Net Sales up 228% over 2002, Gross Profits up 221% over prior year


Carlsbad, CA, April 19, 2004 - FemOne, Inc., a publicly held Nevada Corporation (OTCBB: FEMO) reported 2003 year end net sales of $1,016,208, an increase of 228% over net sales of $300,341 in 2002.

The company's gross profits in 2003 also increased to $680,329, an increase of 221% over gross profits of $211,705 in 2002.

The net loss attributable to common stockholders for the year ended December 31, 2003 was $1,403,340, or $0.08 per share, compared to net loss of $853,421, or $0.18 per share a year ago. The net loss per share decreased by 55% over 2002. The increase in net loss in 2003 reflects the increase in expenses associated with our operations and efforts to grow the business, offset by increased revenues in the 2003 period compared to the 2002 period.

Operating expenses for the year ended 2003 amounted to $2,000,590 compared to $1,071,040 in 2002. The increase in operating expenses is attributable to more commission expense on sales; and expenses related to the company's growth in its start-up phase.

FemOne, Inc. filed its annual Report on Form 10-KSB with the Securities and Exchange Commission on April 14, 2004, which report contains the information contained in this press release as well as other information necessary for an understanding of the Company.

About FemOne, Inc. FemOne, Inc. (OTCBB: FEMO) is based in Carlsbad, California as a direct-selling company with distribution in the United States and Canada. More information about FemOne and its products can be found on the company's web site at www.femone.com , or by calling


FemOne Inc. at (760) 448-2498. You may also contact investor relations at FEMO@investorgrowth.com or at (760) 944-7582.


Any statements made in this press release which are not historical facts contain certain forward-looking statements, as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward-looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing, and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability pf outside capital, receipt of revenues and other facts, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in forward looking statements.

- Tables Follow -

                                  FemOne, Inc.
                          Summary Financial Information

                                                                             For the years ended
Statement of Operations Data:                                                   December 31,
                                                                         2003                      2002
                                                                   -----------------        -------------------
                                                                   -----------------        -------------------
REVENUES
     Sales                                                     $         1,016,208      $           300,341
     Cost of Sales                                                         335,882                   88,636
                                                                   -----------------        -------------------
                                                                   -----------------        -------------------
Gross Profit                                                               680,326                  211,705
                                                                   -----------------        -------------------

EXPENSES
     Order fulfillment costs                                               551,548                  174,545
     Sales and marketing                                                   706,351                  442,503
     General and administrative                                            742,691                  453,992
                                                                   -----------------        -------------------
                                                                   -----------------        -------------------
NET LOSS FROM OPERATIONS                                                 2,000,590                1,071,040
                                                                   -----------------        -------------------
                                                                   -----------------        -------------------
OTHER INCOME (EXPENSES), net                                               (83,076)                   5,914
                                                                   -----------------        -------------------
                                                                   -----------------        -------------------
LOSS BEFORE PROVISION FOR INCOME TAX                                    (1,403,340)                (853,421)
PROVISION FOR INCOME TAX                                                  -                         -
NET LOSS                                                       $        (1,403,340)     $          (853,421)
                                                                   =================        ===================
                                                                   =================        ===================
NET LOSS PER COMMON
   SHARE - Basic and Diluted                                   $             (0.08)     $             (0.18)
                                                                   =================        ===================
                                                                   =================        ===================
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - Basic
and Diluted                                                            17,375,905                  4,639,663
                                                                   =================        ===================

Balance Sheet Data:                                                          As of December 31,
                                                                         2003                      2002
                                                                   -----------------         ------------------
                                                                   -----------------         ------------------
Inventory                                                      $          406,138       $           405,679
Sublicense agreement, net                                      $          184,167       $           190,667
Net working capital deficit                                    $         (244,730)      $          (221,614)
Total assets                                                   $           705,372      $            702,824
Deferred Compensation                                          $           279,584      $            134,099
Notes payable - related parties                                $           441,419      $            546,142
Total liabilities                                              $         1,033,978      $          1,134,375
Total stockholders equity                                      $          (328,606)     $           (431,551)

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

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